UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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POINT BLANK SOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

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On August 12, 2008, Point Blank Solutions, Inc. issued the following press release:

NEWS FROM POINT BLANK SOLUTIONS, INC. 2102 SW 2nd Street • Pompano Beach, FL 33069 Tel: 954-630-0900 • www.pointblanksolutionsinc.com

FOR IMMEDIATE RELEASE

Company Contact:	Media Relations/Investor Relations
Glenn Wiener
212-786-6013 / ir@pbsinc.com

Glass Lewis & Co. Recommends the Election of all of Point Blank Solutions

Director Nominees at Upcoming Annual Meeting of Stockholders

Pompano Beach, Florida, August 12, 2008 – Point Blank Solutions, Inc. (“PBSI”, OTC Pink Sheets: PBSO.PK), a leader in the field of protective body armor, announced today that independent proxy advisor firm Glass Lewis & Co. has issued a recommendation that Point Blank Solutions stockholders vote “FOR” all of the Company’s slate of director nominees at the upcoming Annual Meeting of Shareholders currently scheduled to be held on August 19, 2008. This report follows the recommendation of Risk Metrics Group (formerly Institutional Shareholders Services) issued yesterday to support the election of all of Company’s existing directors.

Glass Lewis & Co. recommends shareholders “VOTE” on the “BLUE” proxy card in favor of all Point Blank director nominees. They also recommend that shareholders “DO NOT VOTE” on the “GOLD” proxy card with respect to dissident shareholder, Steel Partners II, L.P.

In their report, Glass Lewis & Co. states:

•

The Point Blank board is in active discussions with interested parties regarding a potential strategic transaction for shareholders which reinforces our original conclusion that it would not be in shareholders’ interest for Steel Partners to control the Point Blank board at this point in time.

•

We are reticent to recommend removal of incumbent directors, or in favor of Dissident nominees unless one of the following two things has occurred: (i) there are serious problems at the company and the newly proposed nominees has a clear and realistic plan to solve these problems; or (ii) the current board has undertaken an action clearly contrary to the interests of shareholders. In this case, we do not believe that the Dissident has proven that its nominees could create more value for shareholders.

•

We note that Point Blank has faced several troubling matters in the past few years, including among others, financial restatements and lawsuits against former executives. Nonetheless, in our opinion, the current leadership has made a positive impact at the Company.

•	We note that the Company’s turn around plan and initiatives do not appear to have hurt shareholder value.

•

In our opinion, the board has, on balance, made positive changes within the Company, has a plan to pursue growth opportunities, and remains open to considering strategic transactions with third parties, including the Dissident. Given Steel Partners’ significant interest in acquiring the Company, in this case, we believe that the Dissident should negotiate with the incumbent directors for a strategic agreement rather than working alongside them. Accordingly, we recommend that shareholders vote “FOR ALL (Point Blank Solutions) NOMINEES.

“Both RiskMetrics and Glass Lewis, two of the leading independent advisory firms have come out publicly in support all of our director nominees over Steel Partners’ slate. It is clear to them that we, as a Board are acting in the best interests of our shareholders. Our board is independent, highly qualified and is focused on maximizing value for all stakeholders,” stated Senator William Campbell, Chairman of the Board of Directors.

- MORE -

The 2008 Annual Meeting of Stockholders is currently scheduled to be held at the Fort Lauderdale Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida, 33309 at 11:00 a.m. local time on August 19, 2008.

Point Blank Solutions continues to urge all shareholders to vote their BLUE proxy cards in favor of the current Board of Directors. The Board of Directors urges you to DISCARD any gold or other proxy cards that you have received from Steel Partners. If you have voted on a gold proxy card but wish to support your Company’s nominees, please vote your BLUE proxy card. Only your latest dated proxy will determine how your shares are to be voted at the meeting.

Shareholders who have questions concerning the current proxy solicitation should contact Georgeson Inc., the Company’s proxy solicitor, toll free at: 1-877-868-4958.

ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, Point Blank Solutions believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

SAFE HARBOR STATEMENT

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY’S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY’S CONTROL. WORDS SUCH AS “EXPECTS,” “ANTICIPATES,” “TARGETS,” “GOALS,” “PROJECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES,” VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY’S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (3) ADDITIONAL FINANCING REQUIREMENTS, (4) DEVELOPMENT OF NEW PRODUCTS, (5) GOVERNMENT APPROVAL AND CONTRACTING PROCESSES, (6) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (7) TECHNOLOGICAL CHANGES, (8) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (9) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (10) TURNOVER IN THE COMPANY’S SENIOR MANAGEMENT AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN “RISK FACTORS,” IN THE COMPANY’S PERIODIC REPORTS ON FORMS 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

In connection with the solicitation of proxies, Point Blank Solutions, Inc. has filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement and additional proxy materials. The proxy statement contains important information about Point Blank Solutions and the Company’s 2008 Annual Meeting. Point Blank’s stockholders are urged to read the proxy statement carefully. The proxy statement and other documents relating to the 2008 Annual Meeting can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents can also be obtained free of charge from the Company at the Company’s website at www.pointblanksolutionsinc.com under the “Investor Relations” tab, upon written request to Corporate Secretary, Point Blank Solutions, Inc, 2102 S.W. 2nd St., Pompano Beach, Florida 33069, or by calling the Investor Relations department at (212) 786-6013.

The Company and its directors and executive officers are deemed to be participants in the solicitation of proxies in connection with the 2008 Annual Meeting. Information regarding the interests of the directors and executive officers of the Company in the solicitation may be found in the definitive proxy statement filed by the Company with the SEC on March 24, 2008, and in additional proxy materials filed with the SEC, available free of charge from the SEC and the Company, as indicated above. Information about the directors and executive officers of the Company may be found in its Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on March 17, 2008.